Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 12
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SUBSEQUENT EVENTS
On August 11, 2021, the Company declared a special cash dividend on our common stock, dividend equivalents on our restricted stock units and, in our capacity as general partner of the operating partnership, authorized distributions on our OP units totaling approximately $2.1 million ($0.12 per share) to shareholders of record on August 11, 2021.
On August 13, 2021, the Company closed on its IPO of 3,905,950 shares of common stock at a public offering price of $26.00 per share for gross proceeds of approximately $102 million before deducting placement agent fees and offering expenses.